AMERICAN HERITAGE GROWTH FUND, INC.
1370 Avenue of the Americas
New York, NY 10019


ADDRESS CORRECTION REQUESTED



                     AMERICAN
                     HERITAGE
[LOGO]               GROWTH
                     FUND, INC.
------------------------------------------------------------------
                     ANNUAL
                     REPORT

                     January 31, 1997

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMERICAN HERITAGE GROWTH FUND, INC.
                                              [LOGO]
                                              1370 Avenue of the Americas
                                              New York, N.Y. 10019
                                              Tel: (212) 397-3900
                                              Fax: (212) 397-4036

     March 1997

     To Our Valued Shareholders:

     Our investment philosophy for American Heritage Growth Fund focuses on the long-term growth potential among a widespread segment of corporations. The stock selection includes blue-chips and lesser known companies. The holding period for our investments depends on the individual price movements and general market conditions and therefore varies between long and short term.

     We continue to see attractive investment opportunities although this bull market is already the longest of the century without having a correction of at least 10%. Our strategy is to seek above average performance. My investment philosophy will be further discussed in my monthly strategy piece, The Viewpoint/Der Standpunkt.

     As discussed in the notes to the accompanying financial statements, American Heritage Management Corporation will shortly terminate its agreement to limit the Fund's ratio of certain expenses to average net assets.

     I appreciate your confidence and hope it will be rewarded over the long term.

     With kind regards.

     /s/ Heiko Thieme

     Heiko Thieme
     Chairman

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
---------------------------------------------------------

                    ASSETS
Investments in securities, at value
  (cost $1,675,835)................ $ 1,607,719
Cash...............................     110,392
Receivable for investment
  securities sold..................     866,383
Prepaid expenses...................      26,584
Due from investment advisor........      28,556
Other receivables..................      16,832
                                    ------------
  TOTAL ASSETS.....................   2,656,466
                                    ------------
                  LIABILITIES
Payable for investment securities
  purchased........................     103,004
Payable for capital stock
  reacquired.......................       4,846
Accrued expenses and other
  liabilities......................      12,034
Demand loan payable to bank........     295,722
                                    ------------
  TOTAL LIABILITIES................     415,606
                                    ------------
Contingencies                                --
                  NET ASSETS
Net assets (equivalent to $.16 per
  share based on 14,279,445 shares
  of capital stock outstanding).... $ 2,240,860
                                    ============
Composition of net assets:
Shares of common stock.............      14,280
Paid in capital....................   4,889,156
Accumulated net investment
  income...........................      50,960
Accumulated net realized loss on
  investments......................  (2,645,420)
Net unrealized depreciation on
  investments......................     (68,116)
                                    ------------
NET ASSETS, January 31, 1997....... $ 2,240,860
                                    ============

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                JANUARY 31, 1997
---------------------------------------------------------

                                Number of     Market
                                 Shares       Value
------------------------------------------------------
                 COMMON STOCKS 71.75%
BANKS & FINANCE - 10.04%
Credit Depot Corp.*               40,000    $  155,000
Olympic Financial Ltd.*            5,000        70,000
                                            -----------
                                               225,000
                                            -----------
BIOTECHNOLOGY - 2.79%
Senetek PLC Sponsored ADR*(+)     25,000        62,500
                                            -----------
                                                62,500
                                            -----------
COMPUTERS & PERIPHERALS - 13.36%
Cirrus Logic, Inc.                 6,000        93,000
Diamond Multimedia Systems Inc.   10,000       151,250
Macromedia, Inc.                   5,000        55,000
                                            -----------
                                               299,250
                                            -----------
MEDICAL TECHNOLOGY - 12.53%
Cardiothoracic Systems, Inc.      10,000       250,000
P D T Inc.                         1,000        30,750
                                            -----------
                                               280,750
                                            -----------
OIL & GAS - 5.35%
Arakis Energy Corp.(+)            38,000       119,938
                                            -----------
                                               119,938
                                            -----------
RETAIL - 7.72%
C V S Corp.                        4,000       173,000
                                            -----------
                                               173,000
                                            -----------
PHARMACEUTICAL - 15.54%
IVAX Corp.                        10,000       116,250
Polydex Pharmaceuticals
  Ltd.*(+)                       297,000       232,031
                                            -----------
                                               348,281
                                            -----------
STEEL - 4.42%
Armco Inc.                        22,000        99,000
                                            -----------
                                                99,000
                                            -----------
TOTAL COMMON STOCKS
  (Cost $1,675,835)                         $1,607,719
                                            -----------
TOTAL INVESTMENTS                           $1,607,719
                                            ===========
   *  Non-income producing
 (+)  Foreign security

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 1997
---------------------------------------------------------

INVESTMENT INCOME:
Dividends.........................  $ 1,169,086
Interest..........................       23,155
                                    -----------
TOTAL INVESTMENT INCOME...........    1,192,241
                                    -----------
EXPENSES:
Investment advisory fees..........       51,874
Transfer agent fees...............        9,114
Legal fees........................       40,942
Audit fees........................       11,500
Custodian fees....................       11,443
Fund accounting fees..............       12,819
Other professional fees...........        6,631
Postage and printing..............       16,180
Registration fees and expenses....       21,832
Interest expense..................       12,773
Miscellaneous.....................        4,415
                                    -----------
TOTAL EXPENSES....................      199,523
Less: expense reimbursement from
  investment advisor..............      (83,002)
                                    -----------
Net expenses......................      116,521
                                    -----------
Investment income -- net..........    1,075,720
                                    -----------
Net realized loss on securities
  transactions....................   (1,024,046)
Net change in unrealized
  appreciation of investments.....     (226,738)
                                    -----------
Net loss on investments...........   (1,250,784)
                                    -----------
Net decrease in net assets
  resulting from operations.......  $  (175,064)
                                    ===========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                 FOR THE YEARS ENDED
                                     JANUARY 31,
                                  1997         1996
                               ----------   ----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Investment income -- net...... $1,075,720   $2,109,462
Net realized loss on
  securities transactions..... (1,024,046)  (1,025,634)
Net change in unrealized
  appreciation/(depreciation)
  of investments..............   (226,738)       3,826
                               ----------   ----------
Net increase/(decrease) in net
  assets resulting from
  operations..................   (175,064)   1,087,654
                               ----------   ----------
Distributions to shareholders:
  Investment income -- net.... (1,607,086)  (1,596,535)
  Net realized gains on
    investments...............          0            0
Capital share transactions....   (909,960)   1,543,291
                               ----------   ----------
  Net increase/(decrease) in
    net assets................ (2,692,110)   1,034,410
NET ASSETS:
Beginning of period...........  4,932,970    3,898,560
                               ----------   ----------
End of period (including
  undistributed investment
  income of $50,960 and
  $582,326, respectively)..... $2,240,860   $4,932,970
                               ==========   ==========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
---------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
American Heritage Growth Fund, Inc. ( the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales prices as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and net realized capital gains, after provision for carryover losses, if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid first out of the subsequent year's distributions.
---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell it at a higher price. A repurchase agreement, therefore, involves a loan by the Fund to the seller who agrees to pay the resale price to the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------
income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's average net asset value, computed daily and payable monthly. AHMC has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed specified percentages of the Fund's net assets. The percentages are 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of the average net assets in excess of $100,000,000. When calculating the Fund's expenses for the foregoing purpose, interest, taxes, brokerage commissions, extraordinary expenses, including expenses from litigation, as well as a portion of the Fund's custodian fees attributable to investment in foreign countries are excluded. In accordance with the above regulations, the Fund's investment advisor was not required to reimburse the Fund for $12,773 of interest expense incurred during the year ended January 31, 1997, which resulted in the Fund's ratio of expenses to average net assets to be 2.81%.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko H. Thieme is the Chairman of the Board of Directors and Chief Executive Officer of AHMC, of which he owns
---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------
90% of the outstanding shares. Richard K. Parker, the former President and Director of the Fund, also owns 10% of the outstanding shares of AHMC. Mr. Parker is also a Managing Director of Bear, Stearns & Co. Inc.

Mr. Parker and his immediate family, on January 29, 1997, redeemed 5,620,880 outstanding shares of the Fund with a value of $882,206. This represented Mr. Parker's and his immediate family's entire interest in the Fund.

During the year ended January 31, 1997, the Fund paid brokerage commissions of $116,036 to Bear, Stearns & Co. Inc. During the year ended January 31, 1997, the Fund paid brokerage commissions of $320 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Bear, Stearns & Co., Inc. and Thieme Securities, Inc. are not otherwise associated with AHMC and are not responsible for any of the investment advice rendered to the Fund by AHMC or Mr. Parker.

NOTE 3. INVESTMENTS

For the year ended January 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $56,103,847 and $57,179,091, respectively. The gross unrealized appreciation for all securities totaled $209,762 and the gross unrealized depreciation for all securities totaled $277,878 for a net unrealized appreciation of $68,116. The aggregate cost of securities for federal income tax purposes at January 31, 1997 was $1,678,960.

Net loss on investments for the year ended January 31, 1997 was $1,250,784. That amount represents the net decrease in value of investments held during the year. The components are as follows:

Long transactions                   $(1,159,231)
Covered call operations written         (91,553)
                                      ---------
                                    $(1,250,784)
                                      =========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------
Transactions for all options written during the year ended January 31, 1997, were as follows:

                                        NUMBER OF
                                        CONTRACTS      PREMIUMS
                                        ---------      --------
Options outstanding at January 31,
 1996                                         0        $     0
Options written                             200         83,272
Options terminated in closing
 purchase transactions                     (200)       (83,272)
Options expired                               0              0
                                          -----        --------
Options outstanding January 31, 1997      $   0        $     0
                                          =====        ========

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of January 31, 1997 there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $4,903,436.

Transactions in capital stock were as follows:

                      FOR THE YEAR ENDED       FOR THE YEAR ENDED
                       JANUARY 31, 1997         JANUARY 31, 1996
                    -----------------------  -----------------------
                      SHARES      AMOUNT       SHARES      AMOUNT
                    ----------  -----------  ----------  -----------
Shares sold         11,315,305  $ 2,290,872   2,497,797  $ 6,240,240
Shares issued in
 reinvestment of
 dividends           8,781,956    1,405,113     999,038    1,528,523
Shares redeemed     (8,795,309)  (4,605,945) (1,610,423)  (6,225,472)
                    ----------  -----------  ----------  -----------
Net increase/
 (decrease)         11,301,952  $  (909,960)  1,886,412  $ 1,543,291
                    ==========  ===========  ==========  ===========

NOTE 5. BANK LOAN

The Fund has a demand secured $2,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. On January 31, 1997, the outstanding balance was $295,722. Total interest paid on the credit line during the year ended January 31, 1997 totaled $12,773. The maximum amount of debt outstanding during the year ended January 31, 1997 was $1,637,601. The average amount of borrowings during the year was $94,076.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------

NOTE 6. CONTINGENCIES

Certain expenses of the Fund aggregating approximately $15,000 have been paid by the Fund's investment advisor, AHMC. AHMC has agreed to permit the Fund to defer repayment of that amount to AHMC until such time, if any, as the value of the Fund's net assets reaches $30,000,000. In addition, certain creditors of the Fund have also agreed to defer payment to them of approximately $70,000 in various fees until the value of the Fund's net assets reaches $30,000,000. If the value of the Fund's net assets reaches $30,000,000, the Fund will pay the foregoing amounts at that time. In such event, for purposes of computing the Fund's net asset value, the amount so paid will be amortized over a period of twelve months.

NOTE 7. DISTRIBUTION TO SHAREHOLDERS

On December 20, 1996, a distribution of $1.4227 per share aggregating $1,607,086 was paid to shareholders of record on December 20, 1996 from net investment income which is treated as ordinary income for federal tax purposes.

As of January 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,645,000 which will expire between 2003 and 2005. If not utilized by then, the loss will be charged against paid in capital.

The Fund has and may continue to purchase securities on or shortly prior to their respective ex-dividend dates and to dispose of such securities soon thereafter. Such practice can increase the amount of taxable income of shareholders while decreasing the Fund's total return.

When the Fund deducts a distribution from its net asset value (NAV), automatic reinvestments are made at the Fund's NAV at the close of business that day. Cash distribution will be mailed within seven days of the distribution.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------
NOTE 8. OTHER

The Fund has changed its pricing policy for sales redemption from 2 decimal places to 6 decimal places, effective January 29, 1997.

NOTE 9. SUBSEQUENT EVENTS

Richard K. Parker has resigned as the President and Treasurer of the Fund and as President, Treasurer and Director of AHMC for personal reasons. Mr. Parker has transferred his equity ownership in AHMC to Northern Westchester Industries, Inc., a newly organized corporation all of the outstanding shares of which are owned by him. Heiko H. Thieme will remain as the Chairman of the Board of Directors, Chief Executive Officer and Secretary of both the Fund and AHMC and will continue to be primarily responsible for the
---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1997
                                  (Continued)
---------------------------------------------------------
Fund's portfolio. Mr. Parker will continue to serve as a member of the Board of Directors of the Fund.

AHMC has advised the Fund that AHMC will shortly eliminate its current obligation of either decreasing its investment advisory fee, or if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed specified percentages of the Fund's net assets. The percentages are 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of the average net assets in excess of $100,000,000. When calculating the Fund's expenses for the foregoing purpose, interest, taxes, brokerage commissions, extraordinary expenses, including expenses from litigation, as well as a portion of the Fund's custodian fees attributable to investment in foreign countries were excluded.

                      AMERICAN HERITAGE GROWTH FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     FOR THE        FOR THE        FOR THE PERIOD
                                                   YEAR ENDED     YEAR ENDED     FROM MAY 25, 1994**
                                                   JANUARY 31,    JANUARY 31,    THROUGH JANUARY 31,
                                                      1997           1996               1995
                                                   -----------    -----------    -------------------
Net asset value, beginning of period.............  $     1.66     $     3.57         $      5.00
Income from investment operations:
  Net investment income..........................         .24           1.51                2.17
Net gains or (losses) on securities (both
  realized and unrealized).......................       (.32)          (.69)              (1.24)
                                                   ----------     ----------          ----------
Total from investment operations.................       (.08)            .82                 .93
Less distributions:
  Dividends (from net investment income).........      (1.42)         (2.73)              (2.36)
  Distributions (from capital gains).............          --             --                  --
                                                   ----------     ----------          ----------
Net asset value, end of period...................  $      .16     $     1.66         $      3.57
                                                   ==========     ==========          ==========
Total return.....................................     (4.66)%         29.48%              30.42%*
Net assets, end of period........................  $2,240,860     $4,932,970         $ 3,898,560
Ratio of expenses to average net assets(1).......       2.81%          2.62%               2.50%*
Ratio of net investment income to average net
  assets.........................................      25.97%         44.46%              63.52%*
Portfolio turnover rate..........................   1,378.14%      4,262.64%           3,213.89%
Average commission per share.....................  $    .0627     $    .0388                 N/A

(1) If expense reimbursement from the investment advisor had not been in effect the ratio of expenses to average net assets would have been 4.82% for the year ended January 31, 1997, and 3.94% for the year ended January 31, 1996, and 4.35% for the period ended January 31, 1995.

    See notes to the financial statements for the fiscal year ended January 31, 1997.

 * Annualized
** Commencement of operations
N/A -- Disclosure not applicable to prior periods.

   The accompanying notes are an integral part of these financial statements.

                      LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants

            117 South 17th Street 13th Floor Philadelphia, PA 19103
                         215-561-6633 FAX 215-561-2070

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
American Heritage Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Heritage Growth Fund, Inc., including the schedule of investments in securities as of January 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/supplemental data for each of the period indicated. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of American Heritage Growth Fund, Inc. as of January 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights and related ratios/supplemental data for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ Landsburg Platt Raschiatore & Dalton

February 28, 1997